UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 24, 2016

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

925 West Georgia Street, Suite 1908 Vancouver, B.C.		V6C 3L2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)            Amendments to Amended and Restated Employment Agreements.
On June 24, 2016, Silver Bull Resources, Inc. (the"Company") entered into an amendment (an “Amendment”) to the amended and restated employment agreement, as amended (the “Employment Agreement”), with each of Brian Edgar, the Company’s Chairman, Timothy Barry, the Company’s Chief Executive Officer, and Sean Fallis, the Company’s Chief Financial Officer, effective as of June 1, 2016.
Brian Edgar
The Amendment entered into with Mr. Edgar reinstated his base salary of CDN$7,500 per month effective as of June 1, 2016, which salary previously had been reduced from CDN$7,500 per month to CDN$5,250 per month effective as of January 16, 2016.
The foregoing description of the Amendment to Mr. Edgar’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference into this Item 5.02.
Timothy Barry
The Amendment entered into with Mr. Barry reinstated his base salary of CDN$18,000 per month effective as of June 1, 2016, which salary previously had been reduced from CDN$18,000 per month to CDN$12,600 per month effective as of January 16, 2016.
The foregoing description of the Amendment to Mr. Barry’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.2, which is hereby incorporated by reference into this Item 5.02.
Sean Fallis
The Amendment entered into with Mr. Fallis reinstated his base salary of CDN$15,000 per month effective as of June 1, 2016, which salary previously had been reduced from CDN$15,000 per month to CDN$10,500 per month effective as of January 16, 2016.
The foregoing description of the Amendment to Mr. Fallis’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.3, which is hereby incorporated by reference into this Item 5.02.
Item 9.01	Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Brian Edgar.
10.2	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Timothy Barry.
10.3	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Sean Fallis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 24, 2016

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Brian Edgar.
10.2	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Timothy Barry.
10.3	Amendment to Amended and Restated Employment Agreement, dated June 24, 2016, by and between the Company and Sean Fallis.